THIS WARRANT AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.





                                PURCHASE WARRANT


                                   ISSUED BY


                        MHM EXTENDED CARE SERVICES, INC.


                                       TO


                           MURRAY I. FIRESTONE, Ph.D.





DATED:  JULY 7, 1995

THIS WARRANT AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                                PURCHASE WARRANT
              FOR THE PURCHASE OF 9,000* SHARES OF COMMON STOCK OF
                       MHM EXTENDED CARE SERVICES, INC.,
                             EXPIRES JULY 7, 1998


                              W I T N E S S E T H

         WHEREAS, MHM EXTENDED CARE SERVICES, INC., a corporation organized and existing pursuant to the laws of the State of Delaware, with its principal offices located at 990 Hammond Drive, Suite 310, Atlanta, GA 30328 ("Issuer") has entered into an employment agreement dated July 7, 1995 (the "Employment Agreement") with Murray I. Firestone ("Holder"); and

         WHEREAS, Issuer and Holder have agreed that in connection with the Employment Agreement, a portion of the compensation of the Holder for his services under the Employment Agreement will be in the form of a Warrant, which Warrant will grant the right to Holder to purchase and acquire an equity interest in Issuer in the form of shares of common stock, par value $.01 per share, ("Common Stock") of the Issuer, on the terms and conditions hereinafter set forth; and

         WHEREAS, the aggregate number of shares of Common Stock the Issuer is presently authorized to issue is 1,000,000, and there are presently 100,000 shares outstanding; and

         WHEREAS, Issuer is duly authorized to issue to Holder this Warrant, which Warrant shall, upon the occurrence of a Trigger Event (as hereinafter defined), entitle, until exercise or prior expiration or termination, the Holder by exercise thereof to purchase that number of shares of Common Stock more fully described herein at a certain price (the "Exercise Price") as hereinafter set forth, subject to adjustment as hereinafter provided, until July 7, 1998 (the "Expiration Date") unless extended or earlier terminated pursuant to the terms hereinafter set forth; and

-------------------

* Subject to adjustment and termination as more fully described hereinafter.

         WHEREAS, Issuer and Holder have agreed to provide herein for the terms, conditions and provisions respecting this Warrant, the terms upon which the Warrant shall be issued and exercised, and the respective rights and limitations of rights of the Issuer and of Holder concerning the same; and

         WHEREAS, Issuer and Holder have agreed that this Warrant, upon execution by the Issuer shall be, and shall remain until its exercise or its prior expiration, the valid, binding and legal obligation of Issuer.

         NOW, THEREFORE, in consideration of the terms and conditions set forth herein and in the Purchase Agreement pursuant to which this Warrant is issued, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Issuer hereby agrees as follows:

          1.1.   The Warrant.

                 This Warrant evidences the right of the Holder hereof, for a period of thirty (30) days following the occurrence of a Trigger Event as set forth in Section 1.2 herein, to purchase 9,000 shares of Common Stock (the "Shares") on the date of exercise (an "Exercise"), subject to adjustment from time to time, pursuant to the provisions of paragraph 3 hereof, and subject to termination as provided herein. Such thirty (30) day period shall not be reduced in the event the Expiration Date is within said period.

          1.2    Trigger Events.

                 (a) This Warrant shall only be exercisable for a period of thirty (30) days following the occurrence of one of the following events ("Trigger Events"):

                        (i) the initial public offering by the Issuer of shares of Common Stock; or

                        (ii) the disposition of the shares of Common Stock of the Issuer by Mental Health Management, Inc., the present sole stockholder of the Issuer, ("MHM") in a public offering, distribution to its stockholders or sale or transfer for value to an unaffiliated third party;

                        (iii) the sale by the Issuer of all or substantially all of its assets to an unaffiliated third party.

                 (b) In the event of a Trigger Event, a notice thereof shall be sent by the Issuer to the Holder, at least thirty (30) days before the effective date of the Trigger Event (which date shall be specified in such notice). Such notice shall also specify the date on which the right to Exercise the Warrant shall expire, as provided in Section 1.1 of this Warrant.

         1.3     Termination and Partial Termination.

                 (a) In the event the Holder's employment with the Issuer is terminated for cause by the Issuer at any time during the term of this Warrant , then this Warrant and all rights contained herein, shall immediately terminate.

                 (b) In the event the Holder's employment with the Issuer ceases at any time prior to the first anniversary of the date of this Warrant because Holder voluntarily ceases employment with the Issuer, then, thereafter, this Warrant shall only entitle the Holder to purchase one-third (1/3) of the Shares, and all rights contained herein which relate to the Shares shall thereafter relate to only one-third (1/3) of the Shares.

                 (c) In the event the Holder's employment with the Issuer ceases at any time following the first anniversary of the date of this Warrant but prior to the second (2nd) anniversary of the date of this Warrant because Holder voluntarily ceases employment with the Issuer, then, thereafter, this Warrant shall only entitle the Holder to purchase two-thirds (2/3) of the Shares, and all rights contained herein which relate to the Shares shall thereafter relate to only two-thirds (2/3) of the Shares.

          2.     Exercisability.

                 Upon the occurrence of a Trigger Event, Holder shall be entitled to purchase the Shares and to receive a certificate or certificates for the Shares so purchased, upon presentation and surrender to the Issuer, with a form of subscription duly executed, and accompanied by payment of the Exercise Price, either in cash or by certified or bank cashier's check payable to the order of the Issuer, or by wired funds pursuant to the directions of Issuer. Such issuance shall be under and subject to the terms and conditions set forth in this Warrant.

         2.1 Issuer consents and agrees that the Shares to be delivered upon exercise of this Warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof hereunder.

         2.2 This Warrant may be exercised at any time permitted by Sections 1.1 and 1.2, subject to termination and partial termination as set forth in Section 1.3, except that if notice has been given as provided in
Section 5 of this Warrant in connection with the liquidation, dissolution, or winding up of Issuer, the right to Exercise shall expire at the close of business on the third full business day before the date specified in such notice.

         2.3 This Warrant shall entitle Holder, upon the occurrence of a Trigger Event as set forth in Sections 1.1 and 1.2, to purchase the number of Shares stated herein at the Exercise Price of $1.00 per Share, subject to adjustment as set forth in this Warrant and subject to the provisions of
Section 1.3 of this Warrant. The Exercise Price represents the net book value per share of the Shares, as reflected on its financial statements as of March 31, 1995. The parties hereto acknowledge that such amount shall be the Exercise Price notwithstanding any changes in the net book value per share of the Issuer which may have occurred from March 31, 1995 to the date of this Warrant. For the purposes of this Warrant, the net book value per share of the Issuer shall be determined by reference to the balance sheet for the Issuer's most recently completed fiscal quarter, prepared in accordance with generally accepted accounting principles applied in a manner consistent with the Issuer's prior practices, and shall be deemed to be equal to the difference between the total assets and total liabilities of the Issuer as reflected on such balance sheet. The determination of the net book value per share of the Issuer shall be made by the Issuer, and shall not be subject to contest.

         2.4 This Warrant shall be exercised by surrendering it, together with a subscription in the form annexed as Exhibit A hereto, duly executed, accompanied by the tender of funds for the Exercise Price. The Warrant may be surrendered at the office of the Company, to the attention of the Secretary of the Company. As soon as practicable after the Warrant has been so exercised, Issuer shall issue and deliver to, the order of Holder, or in such name or names as may otherwise be directed by Holder, a certificate or certificates for the number of full Shares to which Holder is entitled. All Warrants surrendered shall be cancelled by Issuer.

         2.5 The Issuer shall not be required to issue fractional shares upon Exercise of this Warrant, but in lieu thereof shall issue, in addition to Shares, a cash payment representing any fractional Share which might otherwise be issuable except for this provision. The amount of the cash payment hereunder shall be determined by the Issuer by multiplying the amount of such fractional Share by the difference between the net book value per share of the Issuer (as determined pursuant to Section 2.3 of this Warrant and the Exercise Price then in effect.

         2.6 All Shares issued upon the exercise of this Warrant, or any replacement or substitution therefor, shall at all times be validly issued and outstanding.

         2.7 (a) This Warrant shall expire and no longer be exercisable after 5:00 p.m. on the Expiration Date, unless extended or earlier terminated pursuant to the terms set forth in this Warrant.

                 (b) In the event the Holder's employment with the Issuer is continued after the initial term of the Employment Agreement, the term of this Warrant shall be deemed to be extended for the duration of such continued employment; provided, however, that no such extension shall extend the term of this Warrant beyond an aggregate term, including the initial three-year term, of five (5) years from the date of this Warrant.

          3.     Adjustments, Dividends, Etc.

                 The number of Shares for which this Warrant is exercisable, and the price at which such Shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this
Section 3. The Issuer shall give Holder notice of any event described below which requires an adjustment pursuant to this Section 3 in accordance with
Section 9(b).

         3.1 Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

                 (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock;

                 (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

                 (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then (i) the number of Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Exercise Price shall be recalculated after giving effect to the adjustment in the number of shares of Common Stock for which this Warrant is exercisable pursuant to clause (i) above so that the aggregate Exercise Price for the purchase of all of the Shares for which this Warrant is exercisable is the same immediately before and after the happening of such event.

         A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of Section 3.8 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of this Section 3.1.

         3.2     Issuance of Additional Shares of Common Stock.

         (a) If at any time the Issuer shall issue or sell any additional shares of Common Stock in exchange for consideration in an amount per additional share of Common Stock less than the net book value per share of the Issuer (as determined pursuant to Section 2.3), then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the number of shares of Common Stock which is equal to nine (9%) percent of the outstanding shares of Common Stock immediately after the issuance or sale of such additional shares; and (ii) the Exercise Price shall be recalculated after giving effect to the adjustment in the number of shares of Common Stock for which this Warrant is exercisable pursuant to clause (i) above so that the aggregate Exercise Price for the purchase of all of the Shares for which this Warrant is exercisable is the same immediately before and after the happening of such event.

                 (b) The provisions of this Section 3.2 shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under Section 3.1. No adjustment of the number of Shares for which this Warrant shall be exercisable shall be made under this Section 3.2 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such convertible securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 3.3 or Section 3.4.

         3.3 Issuance of Warrants or Other Rights. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any additional shares of Common Stock or any convertible securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such convertible securities shall be less than the net book value per share of the Issuer (as determined pursuant to the provisions of Section 2.3 of this Warrant), then the number of Shares for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in section 3.2 on the basis that the maximum number of additional shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such convertible securities shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. No further adjustments of the number of Shares for which this Warrant is exercisable or the Exercise Price shall be made upon the actual issue of such Common Stock or of such convertible securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such convertible securities.

         3.4 Issuance of Convertible Securities. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any convertible securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the net book value per share of the Issuer (as determined pursuant to the provisions of Section 2.3 of this Warrant), then the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in Section 3.2 on the basis that the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such convertible securities shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such convertible securities. No further adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be made under this Section 3.4 upon the issuance of any convertible securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section
3.3. No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities.

         3.5     Superseding Adjustment.   If, at any time after any adjustment
of the number of Shares for which this Warrant is exercisable and the Exercise Price shall have been made pursuant to Section 3.3 or Section 3.4 as the result of any issuance of warrants, other rights or convertible securities,

                 (a) such warrants or other rights, or the right of conversion or exchange in such other convertible securities, shall expire, and all or a portion of such other convertible securities, as the case may be, shall not have been exercised; or

                 (b) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or other rights, or the terms of such other convertible securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then as to this Warrant such previous adjustment shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such warrants, other rights or options or other convertible securities on the basis of treating the number of additional shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or other rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and treating any such warrants or other rights or any such other convertible securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or other rights or other convertible securities; whereupon a new adjustment of the number of Shares for which this Warrant is exercisable and the Exercise Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

         3.6 Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of Shares for which this Warrant is exercisable and the Exercise Price provided for in this Section 3.

                 (a) Computation of Consideration. To the extent that any additional shares of Common Stock or any convertible securities or any warrants or other rights to subscribe for or purchase any additional shares of Common Stock or any convertible securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Issuer therefor, or, if such additional shares of Common Stock or convertible securities are offered by the Issuer for subscription, the subscription price, or, if such additional shares of Common Stock or convertible securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and deducting any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined by the Board of Directors of the Issuer. In case any additional shares of Common Stock or any convertible securities or any warrants or other rights to subscribe for or purchase such additional shares of Common Stock or convertible securities shall be issued in connection with any merger in which the Issuer issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined by the Board of Directors of the Issuer, of such portion of the assets and business of the nonsurviving corporation as such Board shall determine to be attributable to such additional shares of Common Stock, convertible securities, warrants or other rights, as the case may be. The consideration for any additional shares of Common Stock issuable pursuant to any convertible securities, warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such convertible securities, warrants or other rights plus the additional consideration, if any, payable to the Issuer upon exercise, conversion or exchange of such convertible securities, warrants or other rights. In case of the issuance of any additional shares of Common Stock or convertible securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Issuer shall be deemed to have received for such additional shares of Common Stock or convertible securities a consideration equal to the amount of such dividend so paid or satisfied.

                 (b) When Adjustments Made.  The adjustments required by this
Section 3 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of Shares for which this Warrant is exercisable or the Exercise Price that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 3.1) up to, but not beyond the date of exercise of this Warrant if such adjustment either by itself or together with other adjustments not previously made adds or subtracts less than one (1%) percent of the Shares for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than the minimum amount (except as aforesaid) which is postponed shall be carried forward and made upon the earlier of: (i) as soon as such adjustment, together with other adjustments required by this
Section 3 and not previously made, would result in a minimum adjustment; or
(ii) on the date of exercise. For the purposes of any adjustment, any specified event shall be deemed to have occurred at the close of business in the date of its occurrence.

                 (c) Fractional Interests.  In computing adjustments under this
Section 3, fractional interests in Common Stock shall be taken into account to the nearest 10th of a share.

                 (d) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                 (e) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 3 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and Holder exercises this Warrant (or any part thereof), any Shares issuable upon exercise by reason of such adjustment shall be deemed to be the last Shares for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held by the Issuer in escrow for Holder to be issued to Holder upon and to the extent that the event actually takes place, upon payment of the Exercise Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned to the Issuer.

                 (f) Employee Benefits. Notwithstanding anything to the contrary contained in this Section 3, there shall be no adjustment in the Exercise Price or the number of Shares for which this Warrant is exercisable upon the issuance of shares of Common Stock or options or warrants or other rights for the purchase of Common Stock issued, sold or granted on or after the date hereof by the Issuer to its officers, employees or directors pursuant to a bona fide employee stock purchase, option or similar benefit plans or other arrangements approved by the Board of Directors of the Issuer.

         3.7 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Issuer shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Issuer is not the surviving corporation or where there is a change or distribution with respect to the Common Stock of the Issuer), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of Common Stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Issuer, then Holder shall have the right thereinafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Issuer (if it is the surviving corporation) and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock of the Issuer for which this Warrant is exercisable immediately prior to such event. For purposes of this Section 3.7, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets on liquidation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 3.7 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         3.8     No Adjustment for Certain Other Distributions.     If at any
time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of cash, any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, convertible securities or additional shares of Common Stock), or any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, convertible securities or additional shares of Common Stock); then Holder shall not be entitled to receive in respect of this Warrant any amount in respect of such dividend or distribution.

         3.9 Other Actions Requiring Adjustment. If at any time during the term of this Warrant, Issuer shall take any action (other than as set forth in Section 3.8 hereof) similar in nature or effect to the transactions described in Sections 3.1, 3.2, 3.3, 3.4 or 3.7; provided, however, that this Section 3.9 shall not be construed to expand the provisions of such Sections 3.1, 3.2, 3.3, 3.4 or 3.7 hereof, then the Issuer shall make appropriate adjustment to (i) the number of Shares for which this Warrant is exercisable commensurate with the adjustments contemplated by Sections 3.1, 3.2, 3.3, 3.4 and/or 3.7 hereof, and (ii) the Exercise Price shall be recalculated after giving effect to the adjustment in the number of shares of Common Stock for which this Warrant is exercisable pursuant to clause (i) above so that the aggregate Exercise Price for the purchase of all of the Shares for which this Warrant is exercisable is the same immediately before and after the happening of such event.

          4.     Dividends and Interest.

                 Holder shall not, upon any exercise of this Warrant, be entitled to any dividends that may have accrued with respect to Shares, or to any interest that may have accrued upon any evidences of indebtedness, prior to the date of its Exercise.

          5.     Liquidation, Dissolution, Winding Up.

                 In the event of the liquidation, dissolution, or winding up of the Issuer, a notice thereof shall be sent by the Issuer to the Holder, at least thirty (30) days before the record date (which date shall be specified in such notice) for determining holders of Shares entitled to receive any distribution upon such liquidation, dissolution, or winding up. Such notice shall also specify the date on which the right to Exercise the Warrant shall expire, as provided in Section 2.2 of this Warrant.

          6.     No Registration of Warrant and Shares.

                 Neither this Warrant nor the Shares issuable upon the Exercise thereof are being registered with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 (the "Act"). This Warrant, and any replacement or substitution therefor, shall bear on the face thereof a legend substantially similar to the notice endorsed on the first page of this Warrant. Each certificate for shares of Common Stock (or other securities) issued pursuant to the exercise of this Warrant shall bear on the face thereof a legend substantially as follows:



         THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.



          7.     No Rights as Securityholder Conferred.

                 This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder or other securityholder of Issuer, or to any other rights whatsoever except the rights herein expressed and set forth, and no dividends shall be payable or accrue with respect of this Warrant or the interest represented hereby or the Shares purchasable hereunder, until or unless, and except to the extent that, this Warrant shall have been Exercised. In addition, the Issuer shall have sole discretion with respect to all matters involving the business, operations and financial condition of the Issuer, including without limitation, matters relating to equity or debt financing, dispositions of assets or property or security interests therein, transactions or arrangements with MHM and other affiliates, declarations and payments of dividends and distributions on Issuer's capital stock and acquisitions of assets or property, or any reorganization, reclassification, merger, consolidation, business combination or other corporate transaction whether extraordinary or ordinary, and shall not be limited in any respect whatsoever by any provision of this Warrant or any rights of the Holder.

          8.     Non-Transferability.

                 This Purchase Warrant is not transferable at any time.

          9.     Miscellaneous Provisions.

                 (a) The validity, interpretation, and performance of this Warrant shall be governed by the laws of the State of Delaware.

                 (b) Each notice which is or may be required to be given in connection with this Warrant shall be in writing, and given by telex, telegram, telecopy, personal delivery, receipted delivery service, or by certified mail, return receipt requested, prepaid and properly addressed as shown below. Notices shall be effective on the date sent via telex, telegram or telecopy, the date delivered personally or by receipted delivery service, or three (3) days after the date mailed:

                 If to Issuer:                 MHM Extended Care Services, Inc.
                                               990 Hammond Drive, Suite 310
                                               Atlanta, GA 30328

                 With a copy to:               Alan S. Einhorn, Esq.
                                               General Counsel
                                               Mental Health Management, Inc.
                                               7601 Lewinsville Road, Suite 200
                                               McLean, VA 22102

                 If to Holder:                 Murray I. Firestone, Ph.D.

                                               --------------------------

                                               --------------------------


         (c) This Warrant contains the entire agreement of the parties with respect to the subject matter hereof. It may not be changed orally, but only by an agreement in writing executed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

         (d) The section headings contained in this Warrant are for convenience only and in no manner shall be construed as part of this Agreement.



         IN WITNESS WHEREOF, Issuer has caused this Purchase Warrant to be executed by its duly authorized officers, and its corporate seal hereunto affixed.


Corporate Seal                     MHM EXTENDED CARE SERVICES, INC.


                                   By:
                                      -----------------------------
                                      Michael S. Pinkert,
                                      President

                               Attest:
                                      ------------------------------
                                      Alan S. Einhorn
                                      Assistant Secretary

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                 [TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT]

         The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ____ shares of Common Stock of MHM Extended Care Services, Inc., and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _______________________ whose address is
_______________________________________.



                           ----------------------------------------
                           (Name of Registered Owner)


                           ----------------------------------------
                           (Signature of Registered Owner)


                           ----------------------------------------
                           (Street Address)


                           ----------------------------------------
                           (City)         (State)        (Zip Code)


NOTICE: The signature on this subscription must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B


                            TERMS AND CONDITIONS OF
                         INCIDENTAL REGISTRATION RIGHTS
                         ------------------------------


        1. Certain Definitions.

        As used in this Agreement, the following terms shall have the following respective meanings:

        "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under that Act, as they each may, from time to time, be in effect.

        "Person" means an individual, a corporation, a partnership, a trust, an unincorporated organization, or a government or any department, agency or political subdivision thereof.

        "Incidental Registration Statement" means a registration statement (other than on Form S-8 (unless the Registrable Shares may be registered thereunder), Form S-4, or any successor forms thereto, or on any other forms for use solely in connection with mergers or other combinations or issuances of securities to employees) filed by the Company with the Commission for a public offering and sale or common stock of the Company, whether on behalf of the Company or any stockholder.

        "Registration Expenses" means the expenses described in paragraph 6 of this Agreement.

        "Registrable Shares" means (i) shares of Stock issued to Firestone pursuant to the Warrant and (ii) any other shares of Stock issued in respect of such stock (because or stock splits, stock dividends, reclassifications, recapitalizations, mergers, consolidations, or similar events); provided, however, that any shares of Stock previously sold by Firestone pursuant to a registered public offering, Sections 4(1) or 4(2) or Rule 144 under the Securities Act shall cease to be Registrable Shares.

        "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under that Act, as they each may, from time to time, be in effect.

        2.      Incidental Registration Right.

                (a) Whenever the Company proposes to file a Registration Statement at any time or from time to time after the date hereof, it will, prior to such filing, give written notice to Firestone of its intention to do so (which notice shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws), and upon the written request of Firestone, given within 20 days after receipt of any such notice (which request shall state the intended methods of distribution of Registrable Shares by Firestone), the Company will include in such registration (and any related qualification under Blue Sky or other compliance filings) all Registrable Shares which the Company has been requested by Firestone to register, to the extent necessary to permit the sale or other disposition in accordance with the intended methods of distribution specified in the request of Firestone. The Company shall only be obligated to include such Registrable Shares in such registration statement if Stockholder has indicated an intention to dispose of at least five hundred thousand ($500,000) dollars in value of such shares.

        (b) If the offering to which the proposed registration under this paragraph 2 relates is to be distributed by or through an underwriter or underwriters, Firestone, if requested by such underwriters, shall agree to sell those Registrable Shares which are subject to the Incidental Registration Statement to or through such underwriters at the same price and on the same terms to be paid to the Company; provided, however, that if in the written opinion of the underwriter or managing underwriter the registration of all or part of the Registrable Shares which Firestone has requested to be included would materially and adversely affect such public offering, then and in that event the Company shall be required to register only that number of Registrable Shares, if any, which the underwriter or managing underwriter believes may be sold without causing such adverse effect. If Firestone proposes to distribute its stock through such underwriting, Optionee shall enter into an underwriting agreement with the underwriter or underwriters selected for underwriting by the Company.

        3.      Opinion.

        As a condition to including the Registrable Shares of Firestone in any registration statement pursuant to paragraph 2 hereof, Firestone shall, if requested by the Company, present an opinion of independent counsel reasonably acceptable to the Company to the effect that no proposed public sale of the Registrable Shares requested to be registered by said Firestone may be made unless a registration statement under the Securities Act shall be in effect with respect to such Registrable Shares.

        4.      Indemnification.

                (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless Firestone against any losses, claims, damages or liabilities, joint or several, to which Firestone may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse Firestone for any legal or other out-of-pocket expenses reasonably incurred by Firestone in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to Firestone in any such case if, and to the extent that, any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in the Registration Statement, preliminary prospectus or prospectus, or the amendment or supplement in reliance upon and in conformity with information furnished to the Company by or on behalf of Firestone in writing, for use in the preparation thereof.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, Firestone will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, underwriter or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement or any material fact contained in any Registration

Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of Firestone for use in connection with the preparation of the Registration Statement or prospectus, or arise out of or are based upon any other violation by Firestone of any Federal or state securities law or rule or regulation thereunder and Firestone will reimburse the Company and each such director, officer, underwriter and controlling person for any legal or other out-of-pocket expenses reasonably incurred by the Company or any such director, officer, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.

          (c) For purposes of administering the indemnification provisions of this paragraph 4, the following procedures shall apply:

               (i) After receipt by an indemnified party under this paragraph 4 of any notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, notify the indemnifying party in writing of the commencement thereof.

               (ii) After notification is given as aforesaid, the indemnifying party shall be entitled to participate in such action and, at its sole discretion, to assume the defense thereof with counsel mutually satisfactory to the indemnified and indemnifying parties.

                              REPURCHASE AGREEMENT

         THIS AGREEMENT, made this 7th day of July, 1995, by and among MHM Extended Care Services, Inc., a Delaware corporation (the "Company") and Murray
I. Firestone, Ph.D., an individual, (the "Holder").

                             W I T N E S S E T H :

         WHEREAS, pursuant to a Warrant (the "Warrant") issued on even date herewith, the Company has issued certain rights to Holder to purchase shares of the Company's Common Stock; and

         WHEREAS, the Company and the Holder wish to make provision for the Holder to require the Company to purchase all of the Holder's rights, title and interest in the Warrant, all upon terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Ownership of the Warrant. As of the date of the execution of this Agreement, the Holder is the legal and equitable owner of all of the rights and privileges of, and all of the responsibilities under, the Warrant.

         2. Purchase of Warrant at the Option of Holder. If the Holder shall desire to sell all of the Holder's rights, title and interest in the Warrant upon the last day of the initial or extended term of the Warrant (the "Repurchase Date"), then the Holder shall send a notice (in the form set forth as Exhibit A, attached hereto) to the Company within ninety (90) days prior to the Repurchase Date, and, if it has received a properly completed notice, the Company shall, within thirty (30) days following the Repurchase Date, be obligated to repurchase from the Holder all of the Holder's rights, title and interest in the Warrant at such time, at a price equal to the Fair Market Value of the Warrant (as hereinafter defined) on the Repurchase Date. The purchase price shall be paid in cash within thirty (30) days after the Repurchase Date. For the purposes of this Agreement, the "Fair Market Value of this Warrant" shall mean an amount equal to (a) the

Company's net revenues for its most recently completed fiscal year multiplied by one and then (b) multiplied by the number of shares of the Company's Common Stock which the Holder is then entitled to purchase under the terms of the Warrant. For the purposes of this Agreement, the net revenues of the Company shall be determined by reference to the Company's income statements, prepared in accordance with generally accepted accounting principles, applied in a manner consistent with the Company's prior practices. The right to require the Company to repurchase the Holder's interest in the Warrant may only be exercised within the time period set forth above. If this right is not exercised, it shall immediately expire.

         3.      Intentionally Deleted.

         4.      Notices.

         (a) Each notice, demand, request, consent, report, approval or communication ("Notice") under this Agreement shall be in writing and given by telex, telegram, telecopy, personal delivery or receipted delivery service or certified U.S. mail, return receipt requested, prepaid and properly addressed to the address of the party to be served as shown below. Notice shall be effective on the date it was sent via telex, telegram or telecopy, the date delivered personally or by receipted delivery service, or three (3) days after the date the Notice was mailed.

         (b) Each notice which is or may be required to be given in connection with this Warrant shall be in writing, and given by telex, telegram, telecopy, personal delivery, receipted delivery service, or by certified mail, return receipt requested, prepaid and properly addressed as shown below. Notices shall be effective on the date sent via telex, telegram or telecopy, the date delivered personally or by receipted delivery service, or three (3) days after the date mailed:

                 If to the Company:      MHM Extended Care Services, Inc.
                                         990 Hammond Drive, Suite 310
                                         Atlanta, GA 30328


                 With a copy to:         Alan S. Einhorn, Esq.
                                         General Counsel
                                         Mental Health Management, Inc.
                                         7601 Lewinsville Road, Suite 200
                                         McLean, VA 22102

                 If to Holder:           Murray I. Firestone, Ph.D.

                                         --------------------------

                                         --------------------------


         (c) Each party may designate by Notice to the others in writing, given in the foregoing manner, a new address to which any Notice may thereafter be so given, served or sent.

         5. Captions. The section headings contained in this Agreement are for convenience only and in no manner shall be construed as part of this Agreement.

         6. Non-Transferability. The rights granted to the Holder hereunder are personal and many not be transferred at any time.

         7. Governing Law. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Delaware.

         8. Further Assurances. The parties hereto agree to execute any and all other and further instruments and perform any and all acts which are or may become necessary to effectuate the terms of this Agreement.

         9. Binding Effect; Assignability. This Agreement shall be binding upon and shall inure to the benefit of the parties, their respective heirs, personal representatives, successors and, to the extent permitted, assigns, but may not be assigned by any party without the prior written consent of the other party. Notwithstanding the foregoing, the Company shall have the right to assign all of its rights and obligations under this Agreement to a wholly-owned subsidiary of the Company.

         10. Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties pertaining to the subject matter hereof, and there are no other prior or contemporaneous, written or oral agreements, understandings, undertakings, negotiations, promises, discussions, warranties or covenants not specifically referred to or contained herein or attached hereto. No supplement, modification, termination in whole or in part or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

         11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.



         IN WITNESS WHEREOF, the corporate party hereto has caused this Agreement to be executed by its respected duly authorized officers and has affixed its respected corporate seals, and the individual party has hereunto set his hand and seal, all on the day and year first above written.


Corporate Seal                  MHM Extended Care Services, Inc.

                                By:
                                   ------------------------------
                                   Michael S. Pinkert, President


                                Attest:
                                       --------------------------
                                       Alan S. Einhorn
                                       Secretary

[SIG]                                   [SIG]                    (SEAL)
-------------------------       ---------------------------------
Witness                         Murray I. Firestone

                            TERMS AND CONDITIONS OF
                         INCIDENTAL REGISTRATION RIGHTS


         1.    Certain Definitions.

         As used in herein, the following terms shall have the following respective meanings:

         "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Company" means Mental Health Management, Inc., a corporation organized and existing under the laws of the State of Delaware.

         "Corporation" means ICH Services, Inc., L.L.C., a limited liability company formerly organized and existing under the laws of the State of Delaware.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under that Act, as they each may, from time to time, be in effect.

         "Former ICH Members" means the former Members of the Corporation.

         "Person" means an individual, a corporation, a partnership, a trust, an unincorporated organization, or a government or any department, agency or political subdivision thereof.

         "Incidental Registration Statement" means a registration statement (other than on Form S-8 (unless the Registrable Shares may be registered thereunder), Form S-4, or any successor forms thereto, or on any other forms for use solely in connection with mergers or other combinations or issuances of securities to employees) filed by the Company with the Commission for a public offering and sale of Common Stock of the Company, whether on behalf of the Company or any stockholder.

         "Registration Expenses" means the expenses described in paragraph 5 hereof.

         "Registrable Shares" means (i) shares of Common Stock of the Company issued pursuant to paragraphs 3(h) (in respect of a payment of a reproration amount only) or 3(i) of that certain Agreement dated November 18, 1993 by and among the Company, the Corporation and the Members of the Corporation listed therein (the "Members"), as amended by Amendment No. 1 thereto dated as of October 12, 1995 and (ii) any other shares of Common Stock of the Company issued in respect of such Common Stock (because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, consolidations, or similar events); provided, however, that any such shares of Common Stock of the Company previously sold by any Former ICH Member or its transferee pursuant to a registered public offering, Sections 4(l) or 4(2) or Rule 144 shall thereupon cease to be Registrable Shares.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under that Act, as they each may, from time to time, be in effect.

         2.      Incidental Registration Right.

                 (a) Whenever the Company proposes to file a Registration Statement at any time or from time to time after the issuance to the Former ICH Members of any Registrable Shares, it will, prior to such filing, give written notice to the registered holders of the Registrable Shares (each, a "Holder," collectively, the "Holders") of its intention to do so (which notice shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws), and upon the written request of any Holder, given within 20 days after receipt of any such notice (which request shall state the intended methods of distribution of Registrable Shares by said Holders), the Company will include in such registration (and any related qualification under Blue Sky or other compliance filings) all Registrable Shares which the Company has been requested by said Holders to register, to the extent necessary to permit the sale or other disposition in accordance with the intended methods of distribution specified in the request of said Holders.

                 (b) If the offering to which the proposed registration under this paragraph 2 relates is to be distributed by or through an underwriter or underwriters, the Holders, if requested by such underwriters, shall agree to sell those Registrable Shares which are subject to the Incidental Registration Statement to or through such underwriters at the same price and on the same terms to be paid to the Company; provided, however, that if in the written opinion of the managing underwriter the registration of all or part of the Registrable Shares which the Holders have requested to be included in addition to the shares being sold by the Company pursuant to such offering, would materially and adversely affect such public offering, then and in that event the Company shall be required to register only that number of Registrable Shares, if any, which the underwriter or managing underwriter reasonably believes may be sold without causing such adverse effect. If any Holder proposes to distribute their Common Stock of the Company through such underwriting, said Holder shall enter into an underwriting agreement with the underwriter or underwriters selected for underwriting by the Company containing such terms as are customary in such agreements; provided, however, said Holder shall not be required to indemnify the underwriters for any misstatement or omission contained in the Registration Statement except to the extent it relates to information requested of and furnished by said Holder.

         3.    Amendments.

         If the Company has delivered preliminary or final prospectuses to any Holder pursuant to paragraph 2 hereof, and after having done so the prospectus should be amended to comply with the requirements of the Securities Act, the Company shall promptly notify said Holders, and if requested, said Holders shall immediately cease making offers of Registrable Shares and return all prospectuses in their possession relating to such registration to the Company. The Company shall promptly amend its registration statement and provide said Holders with revised prospectuses, and following receipt of the revised prospectuses, said Holders shall be free to resume making offers of the Registrable Shares in accordance with the terms thereof.

         4.    Opinion.

         As a condition to including the Registrable Shares of any Holder in any registration statement pursuant to paragraph 2 hereof, said Holder shall, if requested by the Company, present an opinion of independent counsel reasonably acceptable to the Company to the effect that no proposed public sale of the Registrable Shares requested to be registered by said Holder may be made unless a registration statement under the Securities Act shall be in effect with respect to such Registrable Shares; provided, however, that no such opinion shall be required for any registration statement to become effective within two years after the issuance of the Registrable Shares.

         5.    Allocation of Expenses.

         "Registration Expenses" shall mean all expenses pertaining to the Registrable Shares incurred by the Company in complying with the terms hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, state Blue Sky fees and expenses, exchange listing fees and expenses and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions. All Registration Expenses incurred as a result of any registration made pursuant to paragraph 2 hereof (an "Incidental Registration Statement"), shall be borne by the Company.

         6.      Indemnification.

                 (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Exhibit, the Company will indemnify and hold harmless any selling Holders against any losses, claim damages or liabilities, joint or several, to which said Holders may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act; (ii) any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; or (iii) an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading; and the Company will reimburse each selling Holder for any legal or other out-of-pocket expenses reasonably incurred by selling Holders in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any selling Holder in any such case if, and to the extent that, any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in the Registration Statement, preliminary prospectus or prospectus, or the amendment or supplement in reliance upon and in conformity with information furnished to the Company by or on behalf of said selling Holder in writing, for use in the preparation thereof.

                 (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Exhibit, each selling Holder will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, underwriter or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar such losses, claims, damages or liabilities (or actions in respect thereto arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act; (ii) any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement; or (iii) an omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; with respect to each of the foregoing, if the statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of said Holder for use in connection with the preparation of the Registration Statement or prospectus, or arise out of or are based upon any other violation by the selling Holder of any Federal or state securities law or rule or regulation thereunder and the selling Holder will reimburse the Company and each such director, officer, underwriter and controlling person for any legal or other out-of-pocket expenses reasonably incurred by the Company or any such director, officer, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.

                 (c) For purposes of administering the indemnification provisions of this paragraph 4, the following procedures shall apply:

                          (i)     After receipt by an indemnified party under
this paragraph 4 of any notice of he commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, notify the identifying party in writing of the commencement thereof.

                          (ii)    After notification is given as aforesaid, the
indemnifying party shall be entitled to participate in such action and, at its sole discretion, to assume the defense thereof with counsel mutually satisfactory to the indemnified and indemnifying parties.

         7.    Assignment.

         The incidental registration rights afforded hereunder shall inure to the benefit of and shall be binding upon the heirs, executors and personal representatives of and successors of each Holder and transferees of the Registrable Shares. The rights hereunder may be assigned to each Holder's transferees.

                 The Former ICH Members acknowledge that the certificates for such MHM Stock will bear a legend on the face thereof substantially as follows:

                          "The shares represented by this certificate have been
                 acquired for investment and have not been registered under the Securities Act of 1933 or under applicable state securities laws. The shares may not be sold except pursuant to an exemption therefrom, the availability of which must be established to the satisfaction of the Buyer."

         2. Each of the Former ICH Members represent and warrant that they are "assignees" of ICH within the meaning of the Agreement and, therefore, are entitled to receive any payment of Additional Consideration or following a Disposition to be made to the Company under the Agreement.

         3. Continuation of Agreement. The Agreement as amended hereby shall continue in full force and effect.

         4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Amendment as of the date first above written.

                                          MENTAL HEALTH MANAGEMENT, INC.


                                          By:
                                             ----------------------------
                                             Michael S. Pinkert
                                             President


                                          FORMER ICH MEMBERS:

                                          POINT VENTURE PARTNERS, L.P.


                                          By:    /s/ KENT L. ENGELMEIER
                                             ----------------------------
                                          Name:  KENT L. ENGELMEIER
                                               --------------------------
                                          Title: GENERAL PARTNER
                                                -------------------------


                                      .6-

                                          POINT VENTURE PENNSYLVANIA, L.P.


                                          By:    /s/ KENT L. ENGELMEIER
                                             ----------------------------
                                          Name:  KENT L. ENGELMEIER
                                               --------------------------
                                          Title: GENERAL PARTNER
                                                -------------------------


                                          VENTURE FIRST II, L.P.


                                          By:   [SIG]
                                             ----------------------------
                                          Name:
                                               --------------------------
                                          Title:
                                                -------------------------

                                          CANADIAN IMPERIAL BANK
                                           OF COMMERCE TRUST COMPANY
                                           (BAHAMAS) LIMITED, TRUSTEE

                                                /s/ CARLOS E. CHISHOLM
                                          By:   /s/ LINDA L. WILLIAMS
                                             ----------------------------
                                          Name: CARLOS E. CHISHOLM
                                                & LINDA L. WILLIAMS
                                               --------------------------
                                          Title: MANAGER, TRUST DEPT. AND
                                                 TRUST OFFICER
                                                -------------------------


                                          WALNUT CAPITAL CORP.


                                          By:    /s/ JOEL S. KANTER
                                             ----------------------------
                                          Name:  JOEL S. KANTER
                                               --------------------------
                                          Title: PRESIDENT
                                                -------------------------


                                          WINDY CITY, INC.


                                          By:    /s/ JOEL S. KANTER
                                             ----------------------------
                                          Name:  JOEL S. KANTER
                                               --------------------------
                                          Title: PRESIDENT
                                                -------------------------
                                          By:


                                          -------------------------------
                                          H. Charles Mohler, DDS



                                      .7-

                                          /s/ DAVID C. WINTERS
                                          -------------------------------
                                          David C. Winters



                                          /s/ JAMES D. STRAUSBURG
                                          -------------------------------
                                          James D. Strausburg


                                          /s/ THOMAS C. NEWBILL, JR.
                                          -------------------------------
                                          Thomas C. Newbill, JR.



                                          -------------------------------
                                          W. C. McGraw





                                      .8 -

                      AMENDMENT TO REPURCHASE AGREEMENT

        THIS AMENDMENT TO REPURCHASE AGREEMENT ("Amendment") is made and executed this 22 day of August, 1995, by and between MHM Extended Care Services, Inc., a Delaware corporation (the "Company") and Murray I. Firestone, Ph.D. (the "Holder")

                             W I T N E S S E T H

        WHEREAS, the Company and the Holder entered into a certain Repurchase Agreement dated and effective as of the 7th day of July, 1995 (the "Agreement") in connection with a Purchase Warrant issued by the Company to the Holder on the same date (the "Warrant");

        WHEREAS, the Company, in reviewing the Agreement, has determined that the calculation provided in Section 2 of the Agreement that defines the "Fair Market Price of the Warrant" could lead to potentially inequitable results that would be detrimental to the Company, and desires to amend the Agreement to avoid such potentially inequitable results;

        WHEREAS, the Holder, acting in good faith and with a desire to deal fairly with the Company, is willing to amend the Agreement in accordance with the Company's desires, based on the Holder's belief that if the Holder determines subsequently that any provision of the Warrant or the Agreement is susceptible to an interpretation that could lead to potentially inequitable results detrimental to the Holder, that the Company will reciprocate the Holder's good faith and fair dealing in entering into this Amendment and will amend the Warrant and/or the Agreement as necessary to avoid any such inequity;

        WHEREAS, the Company acknowledges the Holder's willingness to enter into this Amendment in accordance with the Company's desires, and agrees that if the Holder determines subsequently that any provision of the Warrant or the Agreement is susceptible to an interpretation that could lead to potentially inequitable results detrimental to the Holder, the Company will reciprocate the Holder's good faith and fair dealing and will amend the Warrant and/or the Agreement as necessary to avoid any such inequity; and

        NOW, THEREFORE, intending to be legally bound hereby, and in consideration of the foregoing recitals, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto and each of them do agree as follows:

        1. Paragraph 2 of the Agreement is hereby amended and restated in its entirety as follows:

    2. Purchase of Warrant at the Option of Holder. If the Holder shall desire to sell all of the Holder's rights, title and interest in the Warrant upon the last day of the initial or extended term of the Warrant (the "Repurchase Date"), then the Holder shall send a notice (in the form set forth as Exhibit A, attached hereto) to the Company within ninety (90) days prior to the Repurchase Date, and, if it has received a properly completed notice, the Company shall, within thirty (30) days following the Repurchase Date, be obligated to repurchase from the Holder all of the Holder's rights, title and interest in the Warrant at such time, at a price equal to the Fair Market Value of the Warrant (as hereinafter defined) on the Repurchase Date. The purchase price shall be paid in cash within thirty (30) days after the Repurchase Date. For the purposes of this Agreement, the "Fair Market Value of the Warrant" shall mean an amount equal to the product of (a) the Company's net revenues for its most recently completed fiscal year, (b) divided by the total number of shares of the Company's Common Stock outstanding on the Repurchase Date, (c) multiplied by the number of shares of the Company's Common Stock which the Holder is then entitled to purchase under the terms of the Warrant. For the purposes of this Agreement, the net revenues of the Company shall be determined by reference to the Company's income statements, prepared in accordance with generally accepted accounting principles, applied in a manner consistent with the Company's prior practices. The right to require the Company to repurchase the Holder's interest in the Warrant may only be exercised within the time period set forth above. If this right is not exercised, it shall immediately expire.

        2. In all other respects, except as otherwise provided for herein, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect. Any conflict between the terms and conditions of the Agreement and this Amendment (including the recitals hereto) shall be construed in favor of this Amendment.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment the date and year first above written.

Corporate Seal                  MHM Extended Care Services, Inc.


                                By:  /s/ MICHAEL S. PINKERT
                                   ------------------------------
                                    Michael S. Pinkert President

                                Attest:  /s/ CAROLYN ZIMMERMAN
                                       ---------------------------------
                                        Carolyn Zimmerman, Secretary


                                        /s/ MURRAY I. FIRESTONE
-----------------------------   ----------------------------------------
        Witness                         Murray I. Firestone, Ph.D.